REGISTERED NUMBER: 1974868



                         TWINCENTRIC INTEGRATION LIMITED

                           REPORT OF THE DIRECTOR AND

                         UNAUDITED FINANCIAL STATEMENTS

                                 FOR THE PERIOD

                       1 JANUARY 2002 TO 30 NOVEMBER 2002

                         TWINCENTRIC INTEGRATION LIMITED

                      CONTENTS OF THE FINANCIAL STATEMENTS
                For The Period 1 January 2002 to 30 November 2002

                                                                        Page

                Company Information                                       1

                Report of the Director                                    2

                Profit and Loss Account                                   3

                Balance Sheet                                             4

                Notes to the Financial Statements                         5

                Report of the Accountants                                 8

                Trading and Profit and Loss Account                       9

                         TWINCENTRIC INTEGRATION LIMITED

                               COMPANY INFORMATION
                For The Period 1 January 2002 to 30 November 2002



                DIRECTOR:                            A J McGurk


                SECRETARY:                           Mrs G J McGurk


                REGISTERED OFFICE:                   6a Church Street
                                                     Eagle Industrial Estate
                                                     Witney
                                                     Oxfordshire
                                                     OX28 4AW



                REGISTERED NUMBER:                   1974868


                ACCOUNTANTS:                         James & Cowper
                                                     Chartered Accountants
                                                     Buxton Court
                                                     3 West Way
                                                     Botley
                                                     Oxford
                                                     OX2 0JB


                                       1
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                         TWINCENTRIC INTEGRATION LIMITED

                             REPORT OF THE DIRECTOR
                For The Period 1 January 2002 to 30 November 2002

The director presents his report with the financial statements of the company for the period 1 January 2002 to 30 November 2002.

PRINCIPAL ACTIVITY
The principal activity of the company in the period under review was that of the provision of computer services and the development of internet related software.

DIRECTORS
The directors during the period under review were:

           A J McGurk
           S L Black                                 - resigned 6.8.02

The beneficial interest of the director holding office on 30 November 2002 in the issued share capital of the company was as follows:

Ordinary (pound)1 shares              30.11.02                       1.1.02

A J McGurk                               2,750                        2,750

This report has been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies.

ON BEHALF OF THE BOARD:


           ...................................................
           Mrs G J McGurk - Secretary


           Date: .............................................

                                       2
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                                     Page 3

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           TWINCENTRIC INTEGRATION LIMITED

                             PROFIT AND LOSS ACCOUNT
                For The Period 1 January 2002 to 30 November 2002

                                                          Period
                                                          1.1.02
                                                            to        Year Ended
                                                         30.11.02      31.12.01
                                         Notes            (pound)      (pound)
                                                         --------      --------
TURNOVER                                                  378,645       564,229

Cost of sales                                              54,205       168,463
                                                         --------      --------

GROSS PROFIT                                              324,440       395,766

Administrative expenses                                   591,344       628,315
                                                         --------      --------

                                                         (266,904)     (232,549)

Other operating income                                      3,000            --
                                                         --------      --------

OPERATING LOSS                            2              (263,904)     (232,549)

Profit/loss on sale of operation          3               365,716            --
                                                         --------      --------

                                                          101,812      (232,549)

Interest receivable and similar income                        113         2,376
                                                         --------      --------

                                                          101,925      (230,173)

Interest payable and similar charges                       18,684        14,184
                                                         --------      --------

PROFIT/(LOSS) ON ORDINARY ACTIVITIES
BEFORE TAXATION                                            83,241      (244,357)

Tax on profit/(loss)
 on ordinary activities                   4               (3,467)      (32,021)
                                                         --------      --------

PROFIT/(LOSS) FOR THE FINANCIAL PERIOD
AFTER TAXATION                                             86,708      (212,336)
                                                         --------      --------

RETAINED PROFIT/(DEFICIT) FOR THE PERIOD
                                                           86,708      (212,336)
                                                         ========      ========

                The notes form part of these financial statements


                                       3
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

                         TWINCENTRIC INTEGRATION LIMITED

                                  BALANCE SHEET
                                30 November 2002

                                                                                2002                           2001
                                                     Notes           (pound)           (pound)        (pound)         (pound)

           FIXED ASSETS
           Tangible assets                               5                                  -                          29,278

           CURRENT ASSETS
           Stocks                                                           -                          29,500
           Debtors                                       6              3,467                         138,198
           Cash at bank and in hand                                       120                             357
                                                                    ----------                       ---------

                                                                        3,587                         168,055
           CREDITORS
           Amounts falling due within one year           7             70,676                         351,129
                                                                    ----------                       ---------

           NET CURRENT LIABILITIES                                                    (67,089)                       (183,074)
                                                                                    ----------                        --------

           TOTAL ASSETS LESS CURRENT
           LIABILITIES                                                                (67,089)                       (153,796)
                                                                                    ==========                        ========


           CAPITAL AND RESERVES
           Called up share capital                       8                             12,750                          12,750
           Share premium                                 9                             97,250                          97,250
           Profit and loss account                       9                           (177,089)                       (263,796)
                                                                                    ----------                        --------

           SHAREHOLDERS' FUNDS                                                        (67,089)                       (153,796)
                                                                                    ==========                        ========


The company is entitled to exemption from audit under Section 249A(1) of the Companies Act 1985 for the period ended 30 November 2002.

The members have not required the company to obtain an audit of its financial statements for the period ended 30 November 2002 in accordance with Section 249B(2) of the Companies Act 1985.

The director acknowledges his responsibilities for:

(a)   ensuring  that the company  keeps  accounting  records  which  comply with
      Section 221 of the Companies Act 1985 and

(b) preparing financial statements which give a true and fair view of the state of affairs of the company as at the end of each financial year and of its profit or loss for each financial year in accordance with the requirements of Section 226 and which otherwise comply with the requirements of the Companies Act 1985 relating to financial statements, so far as applicable to the company.

These financial statements have been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies and with the Financial Reporting Standard for Smaller Entities (effective June
2002).

ON BEHALF OF THE BOARD:

           .....................................................................
           A J McGurk - Director

           Approved by the Board on ............................................


                                       4
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                         TWINCENTRIC INTEGRATION LIMITED

                        NOTES TO THE FINANCIAL STATEMENTS
                For The Period 1 January 2002 to 30 November 2002

1. ACCOUNTING POLICIES

Accounting convention

The financial statements have been prepared under the historical cost convention and in accordance with the Financial Reporting Standard for Smaller Entities (effective June 2002).

Turnover

Turnover represents net invoiced sales of services, excluding value added tax.

Tangible fixed assets

Depreciation is provided at the following annual rates in order to write off each asset over its estimated useful life.

Fixtures and fittings          - 20% straight line
Computer equipment             - 33% straight line

Stocks

Work in progress is valued at the lower of cost and net realisable value.

Cost includes all direct expenditure and an appropriate proportion of fixed and variable overheads.

Deferred tax
Deferred tax is recognised in respect of all timing differences that have originated but not reversed at the balance sheet date.

Pensions
The company operates a defined contribution pension scheme. Contributions payable for the period are charged in the profit and loss account.

2. OPERATING LOSS

The operating loss is stated after charging/(crediting):


                                                                         Period
                                                                         1.1.02
                                                                           to         Year Ended
                                                                        30.11.02        31.12.01
                                                                        (pound)          (pound)


                  Depreciation - owned assets                            35,371          35,260
                  Profit on disposal of fixed assets                     (1,784)              -
                  Pension costs                                           5,348               -
                                                                        ========         =======


                  Directors' emoluments and other benefits etc           64,167          84,060
                                                                        ========         =======


      3. EXCEPTIONAL ITEMS

      On 30 November 2002 the trade and assets were sold to Twincentric Limited.



                                       5
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                         TWINCENTRIC INTEGRATION LIMITED

                  NOTES TO THE FINANCIAL STATEMENTS - continued
                For The Period 1 January 2002 to 30 November 2002

4.    TAXATION

      Analysis of the tax credit

      The tax credit on the profit on ordinary activities for the period was as follows:


                                                                                                      Period
                                                                                                      1.1.02
                                                                                                        to         Year Ended
                                                                                                     30.11.02        31.12.01
                                                                                                     (pound)         (pound)
                  Current tax:
                  UK corporation tax                                                                   (3,467)        (32,021)
                                                                                                      --------         -------

                  Tax on profit/(loss) on ordinary activities                                          (3,467)        (32,021)
                                                                                                      ========         =======


           5. TANGIBLE FIXED ASSETS
                                                                                     Fixtures
                                                                                        and          Computer
                                                                                     fittings        equipment         Totals
                                                                                     (pound)          (pound)         (pound)
                  COST
                  At 1 January 2002                                                    24,380         160,542         184,922
                  Additions                                                                 -          64,309          64,309
                  Disposals                                                           (24,380)       (224,851)       (249,231)
                                                                                    ----------       ---------        --------

                  At 30 November 2002                                                       -               -               -
                                                                                    ----------       ---------        --------

                  DEPRECIATION
                  At 1 January 2002                                                    12,521         143,123         155,644
                   Charge for period                                                    4,070          31,301           35,371
                  Eliminated on disposal                                              (16,591)       (174,424)       (191,015)
                                                                                    ----------       ---------        --------

                  At 30 November 2002                                                       -               -               -
                                                                                    ----------       ---------        --------

                  NET BOOK VALUE
                  At 30 November 2002                                                       -               -               -
                                                                                    ==========       =========        ========

                  At 31 December 2001                                                  11,859          17,419          29,278
                                                                                    ==========       =========        ========


           6.      DEBTORS: AMOUNTS FALLING DUE WITHIN ONE YEAR
                                                                                                        2002            2001
                                                                                                      (pound)         (pound)
                  Trade debtors                                                                             -          78,133
                  Other debtors                                                                             -          30,165
                  Tax                                                                                   3,467          29,900
                                                                                                    ----------        --------

                                                                                                        3,467         138,198
                                                                                                    ==========        ========


                                       6
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

                         TWINCENTRIC INTEGRATION LIMITED

                  NOTES TO THE FINANCIAL STATEMENTS - continued
                For The Period 1 January 2002 to 30 November 2002

           7.      CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR
                                                                                                        2002            2001
                                                                                                       (pound)        (pound)

                  Bank loans and overdrafts                                                                 -         129,984
                  Trade creditors                                                                           -          62,930
                  Other creditors                                                                      69,492         148,896
                   Social security and other taxes                                                          -           9,319
                  Directors' current accounts                                                             184               -
                  Accruals and deferred income                                                          1,000               -
                                                                                                    ----------        --------

                                                                                                       70,676         351,129
                                                                                                    ==========        ========


           8. CALLED UP SHARE CAPITAL

                  Authorised:
                  Number:         Class:                                         Nominal                2002            2001
                                                                                 value:               (pound)          (pound)
                  14,000          Ordinary                                       (pound)1              14,000          14,000
                                                                                                      ========         =======


                  Allotted, issued and fully paid:
                  Number:         Class:                                         Nominal               2002            2001
                                                                                 value:               (pound)         (pound)
                  12,750          Ordinary                                       (pound)1             12,750           12,750
                                                                                                      ========         =======


           9.     RESERVES
                                                                                      Profit
                                                                                     and loss          Share
                                                                                      account         premium          Totals
                                                                                      (pound)         (pound)        (pound)

                  At 1 January 2002                                                  (263,797)         97,250        (166,547)
                   Retained profit for the period                                      86,708               -          86,708
                                                                                    ----------       ---------        --------

                  At 30 November 2002                                                (177,089)         97,250         (79,839)
                                                                                    ==========       =========        ========


       This page does not form part of the statutory financial statements

                                       7
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                         TWINCENTRIC INTEGRATION LIMITED

                  REPORT OF THE ACCOUNTANTS TO THE DIRECTOR OF
                         TWINCENTRIC INTEGRATION LIMITED

As described on the balance sheet you are responsible for the preparation of the financial statements for the period ended 30 November 2002 set out on pages three to seven and you consider that the company is exempt from an audit.

In accordance with your instructions, we have compiled these unaudited financial statements in order to assist you to fulfil your statutory responsibilities, from the accounting records and information and explanations supplied to us.

James & Cowper
Chartered Accountants
Buxton Court
3 West Way
Botley
Oxford
OX2 0JB


Date: .............................................


       This page does not form part of the statutory financial statements

                                       8
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

                         TWINCENTRIC INTEGRATION LIMITED

                       TRADING AND PROFIT AND LOSS ACCOUNT
                For The Period 1 January 2002 to 30 November 2002

                                                                                 Period                     Year Ended
                                                                           1.1.02 to 30.11.02                31.12.01
                                                                        (pound)       (pound)         (pound)         (pound)

           Sales                                                                      378,645                         564,229

           Cost of sales
           Purchases                                                   54,158                         136,543
           Carriage                                                        47                              18
           Other direct costs                                               -                          31,902
                                                                    ----------                       ---------
                                                                                       54,205                         168,463
                                                                                    ----------                        --------

           GROSS PROFIT                                                               324,440                         395,766

           Other income
           Loans written off                                            3,000                               -
           Deposit account interest                                       113                           2,376
                                                                    ----------                       ---------
                                                                                        3,113                           2,376
                                                                                    ----------                        --------

                                                                                      327,553                         398,142

           Expenditure
           Directors' salaries                                         64,167                          84,060
           Directors' social security                                   6,963                          32,302
           Directors' pensions paid                                         -                           5,721
           Wages & social security                                    261,845                         226,726
           Pensions                                                     5,348                               -
           Temporary staff & recruitment                               14,350                           7,100
           Redundancy payments                                         15,043                          10,140
           Payments in lieu of notice                                       -                          25,950
           Staff training & welfare                                    17,009                          17,384
           Rent                                                        26,226                          28,815
           Rates                                                        4,545                           6,262
           Service charges                                              1,679                             660
           Light & heat                                                 4,761                           5,210
           Cleaning                                                       810                           1,260
           Telephone & fax                                              5,640                           5,976
           Post & stationery                                              735                           1,675
           Travel & subsistence                                        12,456                          20,107
           Motor expenses                                               9,195                           7,161
           Internet provider charges                                   10,969                          15,943
           Insurance                                                   13,340                           9,025
           Information & publications                                      48                             361
           Repairs & renewals                                           1,102                          16,997
           Subscriptions                                                  167                             721
           Equipment hire                                                 270                             360
           Sundry expenses                                              2,302                           8,139
           Accountancy                                                  1,475                               -
           Professional fees                                           12,000                               -
           Legal fees                                                   4,617                           4,090
           Entertainment                                                4,492                           2,535
           Depreciation of tangible fixed assets                        35,371                         35,260
           Consultancy fees                                            50,379                          56,564
           Management fees                                                  -                         (11,500)


       This page does not form part of the statutory financial statements

                                       9
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

                         TWINCENTRIC INTEGRATION LIMITED

                       TRADING AND PROFIT AND LOSS ACCOUNT
                For The Period 1 January 2002 to 30 November 2002

                                                                                Period                     Year Ended
                                                                         1.1.02 to 30.11.02                 31.12.01
                                                                      (pound)        (pound)          (pound)         (pound)

           Brought forward                                            587,304         327,553         625,004         398,142
                                                                    ----------                       ---------
                                                                                       587,304                        625,004
                                                                                    ----------                        --------

                                                                                     (259,751)                       (226,862)

           Finance costs
           Bank charges                                                 5,203                           3,311
           Credit card                                                    621                               -
           Bank interest                                               15,110                          13,405
           Bank loan interest                                           2,125                               -
           Other interest paid                                            143                               -
           Hire purchase                                                1,148                               -
           Foreign exchange differences                                   158                             779
                                                                    ----------                       ---------
                                                                                       24,508                          17,495
                                                                                    ----------                        --------

                                                                                     (284,259)                       (244,357)

           Profit on disposal of fixed assets
           Computer equipment                                                           1,784                               -
                                                                                    ----------                        --------

                                                                                     (282,475)                       (244,357)

           Exceptional items
           Profit/loss on sale of
           operation                                                                  365,716                               -
                                                                                    ----------                        --------

           NET PROFIT/(LOSS)                                                           83,241                        (244,357)
                                                                                    ==========                        ========




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